SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 24, 2004


                           Lehman ABS Corporation, on behalf of:

            Corporate Backed Trust Certificates, Series 2001-6 Trust
    -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



     Delaware                      001-31840                 13-3447441
------------------------------------------------------------------------------
(State of Incorporation)          (Commission              (I.R.S. Employer
                                  File Number)             Identification No.)


745 Seventh Avenue
New York, New York                                                10019
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, including area code: (212) 526-7000


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         The Corporate Backed Trust Certificates, Series 2001-6 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated March 1, 2001.

ITEM 8.01.     Other Events and Regulation FD Disclosure.
               -----------------------------------------

         Delta Air Lines, Inc., the issuer of the underlying securities held by the Trust, has launched an exchange offer (the "Offer") that relates to such underlying securities. Pursuant to the Offer, Delta Air Lines, Inc. is offering to exchange each $1,000 principal amount of the underlying securities for $350 principal amount of Delta Air Lines, Inc. 12% Senior Secured Notes due 2014 (the "New Notes"). The offering of the New Notes in the Offer is being made only to "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act of 1933, as amended, and because the Trust is not a qualified institutional buyer, it will not be eligible to exchange underlying securities for New Notes in connection with the Offer.

         Delta Air Lines, Inc. is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the underlying securities issuer, please see its periodic reports filed with the Securities and Exchange Commission (the "Commission") under Delta Air Lines, Inc.'s Exchange Act file number, 001-05424. Periodic reports and other information required to be filed pursuant to the Exchange Act by Delta Air Lines, Inc. may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEHMAN ABS CORPORATION


                                 By:  /s/ Paul Mitrokostas
                                      --------------------------
                                      Name:  Paul Mitrokostas
                                      Title:  Senior Vice President

October 4, 2004


                                       3